SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 29, 2008

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

840 West Long Lake Road, Suite 601 Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (248) 519-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Financing Commitment Letter

On February 29, 2008, Noble International, Ltd. (the “Company”) entered into a Commitment Letter with ArcelorMittal S.A. (“ArcelorMittal”) pursuant to which ArcelorMittal committed to provide, subject to the satisfaction of certain conditions, subordinated debt financing to the Company in the form of a convertible subordinated loan in the original principal amount of $50 million (the “Convertible Loan”). The commitment is subject, among other things, to the negotiation, execution and delivery of definitive documentation with respect to the Convertible Loan.

The Commitment Letter does not in any way restrict the Company from soliciting, encouraging or responding to any proposals relating to an alternative financing transaction, or from entering into an agreement related to an alternative financing transaction after March 10, 2008. The Commitment Letter does, however, provide that from the date of the letter through March 10, 2008, absent the prior written consent of ArcelorMittal, neither the Company nor any of its subsidiaries may issue, agree to issue or enter into any arrangements for the issuance of any debt or equity securities of, nor obtain or agree to obtain any bank financing for, the Company or any of its subsidiaries.

The foregoing is only a summary of certain terms of the Commitment Letter, and is qualified in its entirety by reference to the executed Commitment Letter filed as Exhibit 99.1 hereto.

Continuation of Limited Waiver Letter

On February 29, 2008, the Company delivered the Commitment Letter to Comerica Bank (the “Bank”), as lender, Lead Arranger and Administrative Agent for itself and other lenders (the “Lenders”) under the Company’s Sixth Amended and Restated Credit Agreement dated as of December 11, 2006 (the “Credit Agreement”). The delivery of the Commitment Letter to the Bank resulted in the continuation through April 1, 2008 of the limited waivers included in the Limited Waiver Letter dated February 15, 2008 granted by the Lenders (the “Waiver”). The Waiver was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 20, 2008, and the Credit Agreement was filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Section 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

99.1	Commitment Letter of ArcelorMittal S.A. dated February 29, 2008

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD.,
a Delaware corporation
(registrant)

	By:	/s/ Andrew J. Tavi
Andrew J. Tavi
Vice President and General Counsel, N.A.
March 3, 2008

EXHIBIT INDEX

No.	Description of Exhibit
99.1	Commitment Letter of ArcelorMittal S.A. dated February 29, 2008